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                                                                   Exhibit 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-75242, 333-75238, 333-75050, and 333-75226) of
Prudential Financial, Inc. of our report dated February 12, 2002 relating to the financial statements and financial statement schedules of Prudential Financial, Inc., which appears in this Annual Report on Form 10-K.

                                                /S/   PRICEWATERHOUSECOOPERS LLP
                                                New York, New York
                                                March 26, 2002